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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934

                          April 22, 2004 (April 22, 2004)
                Date of Report (Date of earliest event reported)

                               FILENET CORPORATION

                (Exact name of registrant as specified in its charter)

          Delaware                        000-15997                    95-3757924
 (State or other Jurisdiction      (Commission File Number)          (IRS Employer
      of Incorporation)                                          Identification Number)

    3565 Harbor Boulevard                                                 92626
    Costa Mesa, California                                             (Zip Code)
    (Address of principal
      executive offices)

                                 (714) 327-3400
              (Registrant's telephone number, including area code)

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)

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Item 7.   Financial Statements and Exhibits.

(c)      Exhibits

Exhibits:    Description of Document

  99.1       Press Release dated April 22, 2004.*

             * This exhibit 99.1 is being furnished pursuant to Item 12,  and is not deemed filed pursuant to Item 7.

Item 12.  Disclosure of Results of Operations and Financial Condition.

     On  April 22,  2004,  we issued a press  release,  which  sets forth the results of our  operations  for the quarter ended  March 31, 2004. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated  herein by  reference.

                                   SIGNATURES

     Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the
Registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

                                      FILENET CORPORATION

Date:    April 22, 2004                             By:       /s/ Sam M. Auriemma
                                                    Name:    Sam M. Auriemma
                                                    Title:   Senior Vice President and
                                                             Chief Financial Officer

EXHIBIT INDEX

Exhibits:    Description of Document

  99.1       Press Release dated April 22, 2004.

                                                    [FileNet Corporation logo]

FOR IMMEDIATE RELEASE

                   FileNet Reports First Quarter 2004 Results

                o 14 Percent Year-Over-Year Total Revenue Growth

              o 16 Percent Year-Over-Year Software Revenue Growth

           o Cash and Investments Reach Record Level of $291 Million

COSTA MESA,  Calif.--April 22,  2004--FileNet  Corporation  (Nasdaq:  FILE), the
leading  provider  of  Enterprise  Content  Management  (ECM)  solutions,  today announced financial results for its first quarter ended March 31, 2004.

Total  revenues  for the first  quarter of 2004 were $99.5  million  compared to total  revenues of $87.0 million for the same period in 2003 and $101.0  million for the fourth quarter of 2003.  Software revenues for the first quarter of 2004 were $41.4  million  compared  to $35.5  million for the same period in 2003 and
$44.8 million for the fourth quarter of 2003. Net income was $4.0 million in the first  quarter  of 2004,  compared  to net  income of $1.3  million in the first quarter of 2003 and $5.6  million in the fourth  quarter of 2003.  Earnings  per basic and diluted share were $0.10,  for the first quarter of 2004,  compared to earnings per basic and diluted  share of $0.04,  for the first  quarter of 2003.
For the fourth quarter of 2003,  earnings per basic and diluted share were $0.15 and $0.14, respectively.

"We are pleased  with our first  quarter  results,  made  possible by  customers around the world  selecting  FileNet  products and services to manage their most mission-critical  content and business  processes," said Lee Roberts,  FileNet's chairman and CEO. "At FileNet,  we believe our customer base, superior products, and  world-class  partners  position  us  to  enhance  our  market  leadership."

Quarterly Conference Call with Management
Lee Roberts,  Chairman and Chief  Executive  Officer,  and Sam  Auriemma,  Chief
Financial  Officer,  will  host a  conference  call for  investors  at 7:00 a.m.
pacific time (PT) today. The call and  presentation  will be broadcast live over the  Internet.  To  listen  to the event via the  Internet,  please  follow  the instructions that are available on the investor  relations' section of FileNet's
Web  site at  http://www.filenet.com.  A replay  of the Web cast  will be available for an extended period of time.

Alternatively,  to listen to the call live, dial (800) 901-5241.  The conference call ID number for the call is 61470789.  A replay of the call will be available from approximately 10:00 a.m. PT on April 22 through midnight PT on April 29. To listen to the replay, dial (888) 286-8010. The conference call ID number for the replay is 78104122.

About FileNet
FileNet  Corporation helps  organizations  make better decisions by managing the content and processes that drive their business.  FileNet's  Enterprise  Content
Management  (ECM)  solutions  allow  customers to build and sustain  competitive advantage by managing  content  throughout their  organizations,  automating and streamlining  their  business  processes,  and  providing  the full  spectrum of connectivity needed to simplify their critical and everyday decision-making.

FileNet ECM solutions deliver a comprehensive set of capabilities that integrate with existing information systems to provide cost-effective solutions that solve real-world business problems.

Since the Company's founding in 1982, more than 4,000  organizations,  including more than three  quarters of the Fortune  100,  have taken  advantage of FileNet solutions for help in managing their mission-critical content and processes.

Headquartered  in Costa Mesa,  Calif.,  the Company  markets its  innovative ECM solutions in more than 90 countries  through its own global sales,  professional services  and  support  organizations,  as well  as via  its  ValueNet(R)Partner network of resellers, system integrators and application developers.

Safe Harbor  Statement  under the Private  Securities  Litigation  Reform Act of
1995:  This release  contains  forward-looking  statements that are based on our current expectations, estimates and projections about our industry, management's beliefs  and  certain  assumptions  made by us.  Words  such  as  "anticipates,"
"expects,"  "intends," "plans," "believes," "seeks,"  "estimates," "may," "will"
and  variations of these words or similar  expressions  are intended to identify
forward-looking   statements.   In  addition,   any  statements  that  refer  to
expectations,  projections  or  other  characterizations  of  future  events  or
circumstances,   including  any  underlying  assumptions,   are  forward-looking
statements.  These  statements are not guarantees of future  performance and are subject to certain risks,  uncertainties  and assumptions  that are difficult to predict.  Therefore,  our actual  results could differ  materially and adversely from those  expressed in any  forward-looking  statements as a result of various factors.

Important factors that may cause such a difference for FileNet include,  but are not limited to, the volume of our sales and pricing concessions on volume sales;
our  ability  to  specify,  develop or  acquire,  complete,  introduce,  market, distribute  and gain market  acceptance for new products and  technologies  in a timely  manner;  the  mix of  products  and  services  sold by us;  the  timing, rescheduling or cancellation of significant  customer orders;  the loss of a key customer;  our  ability  to control  expenses;  announcements  of  technological innovations,  new  products  or  product  enhancements  by  the  company  or its competitors;  the emerging nature of the Enterprise  Content  Management market;
key management  changes;  changes in joint marketing and  development  programs;
developments  relating  to  patents  or other  intellectual  property  rights or disputes;  changing  relationships with customers,  distributors,  suppliers and strategic partners;  potential  contractual or employment issues; our ability to integrate acquired  businesses;  and general conditions in the worldwide economy and the software/technology  sector and other factors. Our Annual Report on Form
10-K, recent Quarterly Reports on Form 10-Q, recent Current Reports on Forms 8-K and  other  Securities  and  Exchange  Commission  filings  discuss  some of the important  risk factors that may affect our business,  results of operations and financial condition. We undertake no obligation to revise or update publicly any forward-looking statements for any reason.

Note to editors:  FileNet and  ValueNet  are  registered  trademarks  of FileNet
Corporation.  All other company or product names  referenced in this release may be trademarks or registered trademarks of their respective owners.

                                      # # #

Investor Contact:

Greg Witter, Director, Investor Relations
FileNet Corporation
Phone: 714-327-3405
Email: gwitter@filenet.com

Media Contact:

Tom Hennessey, Director, Corporate Communications
FileNet Corporation
Phone: 714-327-5050
Email: thennessey@filenet.com

                               FILENET CORPORATION

                 CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                      (In thousands, except per share data)

                                                   Quarter Ended March 31,
                                                 2004                    2003
                                             (Unaudited)             (Unaudited)
 Revenue:
   Software                                 $    41,351             $    35,522
   Service                                       58,147                  51,527
   Total revenue                                 99,498                  87,049

 Costs:
   Cost of software revenue                       3,523                   3,008
   Cost of service revenue                       21,130                  21,651
 Total cost of revenue                           24,653                  24,659

    Gross profit                                 74,845                  62,390

 Operating expenses:
   Sales and Marketing                           41,561                  34,399
   Research and development                      20,102                  19,302
   General and administrative                     9,233                   7,826
   Total operating expenses                      70,896                  61,527

 Operating income                                 3,949                     863

 Other income, net                                  927                   1,045

 Income before income taxes                       4,876                   1,908

 Provision for income taxes                         878                     572

 Net income                                   $   3,998               $   1,336

 Earnings per share:
   Basic                                      $    0.10               $    0.04
   Diluted                                    $    0.10               $    0.04

 Weighted average shares outstanding:
   Basic                                         38,280                  35,942
   Diluted                                       40,785                  36,623

 Note:
   Certain reclassifications have been made to  prior-years' balances to conform to the current year's presentation.

                               FILENET CORPORATION

                      CONDENSED CONSOLIDATED BALANCE SHEETS
                                 (In thousands)

                                                           March 31,          December 31,
                                                               2004                  2003
                                                         (Unaudited)           (Unaudited)
 ASSETS
 Current assets:
   Cash and cash equivalents                             $  238,327            $  203,305
   Short-term investments                                    33,674                32,286
   Accounts receivable, net                                  33,340                38,096
   Prepaid expenses and other assets                         13,511                13,174
   Deferred income taxes                                      3,551                 3,551
   Total current assets                                     322,403               290,412

 Property, net                                               25,810                26,922
 Long-term investments                                       18,983                12,672
 Goodwill                                                    25,822                26,170
  Intangible assets, net                                      7,315                 7,979
 Deferred income taxes                                       23,040                23,001
 Other assets                                                 4,032                 4,692

     Total assets                                        $  427,405            $  391,848

 LIABILITIES AND STOCKHOLDERS' EQUITY
 Current liabilities:
   Accounts payable                                      $   10,207            $   11,006
   Customer deposits/advances                                 6,970                 5,217
   Accrued compensation and benefits                         24,291                27,648
   Unearned maintenance revenue                              64,861                40,691
   Other accrued liabilities                                 15,397                16,524
   Total current liabilities                                121,726               101,086

 Other liabilities and unearned maintenance
   revenue                                                    3,204                 1,614

 Total liabilities                                          124,930               102,700

 Stockholders' equity                                       302,475               289,148

     Total liabilities and stockholders' equity          $  427,405            $  391,848

Note:
  Certain reclassifications have been made to prior-years' balances to conform to the current year's presentation.